Exhibit 99.1
LAZARD, INC. ANNOUNCES RESULTS OF CONSENT SOLICITATION
AND OFFER TO GUARANTEE LAZARD GROUP LLC SENIOR NOTES
NEW YORK--(BUSINESS WIRE)--December 11, 2024 – Lazard, Inc. (NYSE: LAZ) (“Lazard”) today announced that, in connection with its previously announced consent solicitation and offer to guarantee for Lazard Group LLC (a wholly owned subsidiary of Lazard) (“Lazard Group”) senior notes, it has received the required consents from the holders of the outstanding Lazard Group senior notes listed below (collectively, the “Notes”) to adopt the proposed amendments to the indenture, dated as of May 10, 2005 (as amended and supplemented from time to time, the “Indenture”), between Lazard Group and The Bank of New York Mellon, governing the Notes.

Issuer	Debt Security Description	CUSIP No.	Aggregate Principal Amount	Consent Payment
Lazard Group LLC	3.625% Senior Notes Due 2027	52107QAH8	$300,000,000	$1.50 per $1,000
Lazard Group LLC	4.500% Senior Notes Due 2028	52107QAJ4	$500,000,000	$1.50 per $1,000
Lazard Group LLC	4.375% Senior Notes Due 2029	52107QAK1	$500,000,000	$1.50 per $1,000
Lazard Group LLC	6.000% Senior Notes Due 2031	52107QAL9	$400,000,000	$1.50 per $1,000
The adoption of the amendments to the Indenture required consents from the holders of at least a majority in aggregate principal amount outstanding of each series of Notes as of 5:00 p.m., New York City time, on December 4, 2024, excluding Notes owned by Lazard Group or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with Lazard Group. Global Bondholder Services Corporation, the Information Agent and Tabulation Agent for the consent solicitation and offer to guarantee, has advised Lazard that as of 5:00 p.m., New York City time, on December 11, 2024 (the “Expiration Time”), Lazard has received the required consents of the holders of the Notes.
In accordance with the terms of the consent solicitation and offer to guarantee, Lazard will make a payment to the holders of the Notes in an amount equal to $1.50 for each $1,000 principal amount of Notes for which such holders provided valid and unrevoked consent prior to the Expiration Time.
Following receipt of the consents, Lazard Group, as issuer, Lazard and The Bank of New York Mellon, as trustee, will enter into a supplemental indenture to the Indenture to (i) modify the reporting covenant contained in the Indenture to provide that so long as any parent entity of Lazard Group guarantees the securities issued under the Indenture (including the Notes), the reports, information and other documents required to be filed and furnished to holders pursuant to the Indenture may, at the option of Lazard Group, be filed and furnished by and be those of such parent entity rather than Lazard Group and (ii) provide for the guarantees of the Notes by Lazard.
The terms and conditions of the consent solicitation and offer to guarantee were set forth in a consent solicitation/prospectus supplement dated December 5, 2024 (the “Consent Solicitation/Prospectus Supplement”), which was filed with the Securities and Exchange Commission, and was sent to record holders of the Notes.
Citigroup Global Markets Inc. and Lazard Frères & Co. LLC acted as the Solicitation Agents for the consent solicitation and offer to guarantee. Questions regarding the terms of the consent solicitation and offer to guarantee should be directed to (i) Citigroup Global Markets Inc. by calling (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or (ii) Lazard Frères & Co. LLC by calling (212) 632-6311 (collect).
Global Bondholder Services Corporation acted as the Information Agent and Tabulation Agent for the consent solicitation and offer to guarantee. Questions concerning consent procedures and requests for copies of the Consent Solicitation/Prospectus Supplement should be directed to Global Bondholder Services Corporation by calling at (855) 654-2014 (toll-free) or (212) 430-3774 (banks and brokers).
This press release is for informational purposes only and is not an offer to purchase or sell, a solicitation of an offer to purchase or sell, or a solicitation of consents with respect to any securities. The solicitation and offer to guarantee were made solely pursuant to an effective shelf registration statement and prospectus and the above-described Consent Solicitation/Prospectus Supplement dated December 5, 2024.
The solicitation of consents was not made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.
About Lazard
Founded in 1848, Lazard is one of the world’s preeminent financial advisory and asset management firms, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. For more information, please visit www.lazard.com.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items.
These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
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Media Relations Shannon Houston +1 212-632-6880 shannon.houston@lazard.com	Investor Relations Alexandra Deignan +1 212-632-6886 alexandra.deignan@lazard.com